REAFFIRMATION OF LOAN DOCUMENTS
AND
AMENDMENT NO. 2 TO GUARANTY AND SECURITY AGREEMENT
March 21, 2016
Reference is made to the Third Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the "Credit Agreement"), by and among the lenders identified on the signature pages thereto (each of such lenders, together with their respective successors and permitted assigns, a "Lender" and, collectively, the "Lenders"), Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent"), MGP Ingredients, Inc., a Kansas corporation ("Parent"), MGPI Processing, Inc., a Kansas corporation ("MGPI Processing"), MGPI Pipeline, Inc., a Kansas corporation ("MGPI Pipeline"), and MGPI of Indiana, LLC, a Delaware limited liability company ("MGPI Indiana"; and together with MGPI Processing and MGPI Pipeline, "Borrowers"). All capitalized terms used but not defined in this document (including on Schedule I attached hereto) shall have the meaning ascribed to such terms in the Credit Agreement.
1.Reaffirmation. To induce the Lenders and Agent to enter into the Credit Agreement, each of the undersigned hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party (including, without limitation, the Loan Documents identified on Schedule I attached hereto), including, without limitation, any grant, pledge or assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, supplemented or otherwise modified prior to or as of the date hereof (collectively, the "Reaffirmed Documents").
2.    Amendments to Guaranty and Security Agreement. The Guaranty and Security Agreement is hereby amended as follows:
(a)    The definition of "Triggering Event" set forth in Section 1(a) of the Guaranty and Security Agreement is hereby amended and restated in its entirety as follows:
"Triggering Event" means, as of any date of determination, that (A) an Event of Default has occurred as of such date, or (B) Excess Availability is less than 12.5% of the Total Facility Amount as of such date.
(b)    The schedules to the Guaranty and Security Agreement are hereby amended and restated in their entirety as set forth on the schedules attached behind Schedule II hereto.
3.    Representations and Warranties. To induce Agent and Lenders to enter into the Credit Agreement, each of the undersigned represents and warrants to Agent and Lenders that the execution, delivery and performance of this Reaffirmation of Loan Documents (this "Reaffirmation") has been duly authorized by all requisite limited liability company action on

7543873v4 3/21/2016 9:52 AM    1989.330

the part of each of the undersigned, this Reaffirmation has been duly executed and delivered by each of the undersigned and this Reaffirmation constitutes a legal, valid and binding agreement of each of the undersigned, enforceable against each of the undersigned in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.
4.    References. Each of the undersigned agrees that the Reaffirmed Documents to which it is a party shall remain in full force and effect following the execution and delivery of the Credit Agreement and that all references in any of the Reaffirmed Documents to the "Credit Agreement" shall be deemed to refer to the Amended and Restated Credit Agreement.
5.    Scope. Except as set forth in the immediately preceding paragraph, and except as otherwise expressly amended on the date hereof, each of the Reaffirmed Documents shall remain in full force and effect.
6.    Governing Law; JURY TRIAL WAIVER. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.
7.    Counterparts. This Reaffirmation may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Reaffirmation. Delivery of an executed counterpart of this Reaffirmation by telefacsimile or other electronic method of transmission (including “.pdf”) shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation. Any party delivering an executed counterpart of this Reaffirmation by telefacsimile or other electronic method of transmission (including “.pdf”) also shall deliver an original executed counterpart of this Reaffirmation but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation.

[signature pages follow]

This Reaffirmation of Loan Documents and Amendment to Guaranty and Security Agreement is dated as of the date first set forth above.

MGP INGREDIENTS, INC. By: _______________________________________________ Name: _____________________________________________ Title: ______________________________________________
MGPI PROCESSING, INC. By: _______________________________________________ Name: _____________________________________________ Title: ______________________________________________
MGPI PIPELINE, INC. By: _______________________________________________ Name: _____________________________________________ Title: ______________________________________________
MGPI OF INDIANA, LLC By: _______________________________________________ Name: _____________________________________________ Title: ______________________________________________
THUNDERBIRD REAL ESTATE HOLDINGS, LLC By: _______________________________________________ Name: _____________________________________________ Title: ______________________________________________

Signature Page to Reaffirmation of Loan Documents and Amendment No. 2 to Guaranty and Security Agreement
(Third Amended and Restated Credit Agreement)

Acknowledged and agreed to as of
the date hereof:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent

By: _________________________________
Name: _______________________________
Title: ________________________________

Signature Page to Reaffirmation of Loan Documents and Amendment No. 2 to Guaranty and Security Agreement
(Third Amended and Restated Credit Agreement)

Schedule I
Reaffirmed Documents
(each dated as of November 2, 2012 and as
amended, supplemented or modified through, and
in effect as of, the date hereof, unless otherwise indicated)
1)Amended and Restated Guaranty and Security Agreement executed by the Loan Parties in favor of Agent.
2)Assignment of Business Interruption Insurance Policy as Collateral Security executed by Borrowers and Parent in favor of Agent.
3)Amended and Restated Environmental Indemnity Agreement executed by Borrowers in favor of Agent.
4)Intercompany Subordination Agreement executed by the Loan Parties and Agent.
5)Amended and Restated Intercreditor Agreement by and between Agent and Union State Bank of Everest, d/b/a Bank of Atchison, and acknowledged by MGPI Processing, Inc.
6)Amended and Restated Bond Pledge and Security Agreement by and among MGPI Processing, Inc., Commerce Bank, N.A., and Agent.
7)Deposit Account Control Agreement (Access Restricted after Notice) dated as of November 29, 2012 by and among Wells Fargo Bank, National Association, as Bank, Wells Fargo Bank, National Association, as Secured Party and MGPI Processing, Inc.
8)Deposit Account Control Agreement (Access Restricted Immediately – ZBA Transfers) dated as of November 29, 2012 by and among Wells Fargo Bank, National Association, as Bank, Wells Fargo Bank, National Association, as Secured Party and MGPI Processing, Inc.
9)Amended and Restated Patent Security Agreement by and between MGPI Processing, Inc. and Agent.
10)Trademark Security Agreement by and between MGPI Processing, Inc. and Agent.
11)Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of November 27, 2013 made by MGPI Processing, Inc. in favor of Agent and recorded on December 8, 2014, in Book 625, Page 937 of the real property records of the Office of the Register of Deeds, Atchison County, Kansas and recorded on December 15, 2014 in the Office of the Register of Deeds of Wyandotte County, Kansas as Document No. 2014R-15947.

Schedule I – Page 1

12)Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of February 15, 2010 made by MGPI Processing, Inc. in favor of Agent and recorded on March 16, 2010, in Book 582, Page 552 of the real property records of the Office of the Register of Deeds, Atchison County, Kansas.
13)Real Property Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of February 27, 2015 made by MGPI of Indiana, LLC in favor of Agent and recorded on April 15, 2015 in the real property Dearborn County, Indiana as Document No.2015002032.

Schedule I – Page 2

Schedule II
[See attached Schedules to Guaranty and Security Agreement]

SCHEDULE 1
COMMERCIAL TORT CLAIMS

None.

CORE/3001926.0002/117558850.3

SCHEDULE 2
COPYRIGHTS

None.

CORE/3001926.0002/117558850.3

SCHEDULE 3
INTELLECTUAL PROPERTY LICENSES

LICENSEE	LICENSOR	COUNTRY/STATE	REGISTRATION/ APPLICATION NUMBER, IF ANY	DESCRIPTION
MGPI Processing, Inc.	Kansas State University Research Foundation	Australia and International	5,855,946 and 6,299,907	Plant Based Starches
DM Ingredients GmbH	MGPI Processing, Inc.	EU and specified countries
Exclusive license to make food products made with Wheatex technology and a nonexclusive license to sell outside the territory. Also granted license for use of Trutex trade mark in offering the products

Crespel & Dieters GmbH & Co. KG	MGPI Processing, Inc.			Upon the dissolution of GmbH, the licensee will have rights with respect to the Wheatex technology and Trutex Trademark
Cargill	MGPI Processing, Inc.	Australia	5,855,946	Production and Marketing of a resistant starch call Fibersym® HA
National Starch and Chemical Company	MGPI Processing, Inc.	USA; Australia; and New Zealand
Make high amylase maize resistant starch products using licensed technology in the US for sale outside the US; exclusive right to make and sell such products in New Zealand and Australia; nonexclusive right to make and sell the product in the EU; and exclusive right to make and sell the product in the rest of the world (excluding US, EU, Australia and New Zealand)

CORE/3001926.0002/117558850.3

SCHEDULE 4
PATENTS

UNITED STATES PATENTS:
Registrations:

OWNER	REGISTRATION NUMBER	DESCRIPTION
MGPI Processing, Inc.	5747648	MODIFIED WHEAT GLUTENS AND USE THEREOF IN FABRICATION OF FILMS
MGPI Processing, Inc.	5965708	MODIFIED WHEAT GLUTENS AND USE THEREOF IN FABRICATION OF FILMS
MGPI Processing, Inc.	5977312	MODIFIED WHEAT GLUTENS AND USE THEREOF IN FABRICATION OF FILMS
MGPI Processing, Inc.	5665152	BIODEGRADABLE GRAIN PROTEIN-BASED SOLID ARTICLES
MGPI Processing, Inc.	6517625	PROTEIN STARCH PAPER
MGPI Processing, Inc.	6605367	PROTEIN STARCH PAPER
MGPI Processing, Inc.; Desert Whale Jojoba Company, Inc.	6552171	HYDROLYZED JOJOBA PROTEIN AND USES THEREOF
MGPI Processing, Inc.; Desert Whale Jojoba Company, Inc.	6800736	HYDROLYZED JOJOBA PROTEIN AND USES THEREOF
MGPI Processing, Inc.; Desert Whale Jojoba Company, Inc.	6649177	HYDROLYZED JOJOBA PROTEIN AND USES THEREOF
MGPI Processing, Inc.	7534459	PROCESS FOR PREPARING HYBRID PROTEINS
MGPI Processing, Inc.	6809197	EMULSION STABILIZING STARCH PRODUCTS
MGPI Processing, Inc.	7166305	POLYVALENT METAL-SUBSTITUTED STARCH PRODUCTS
MGPI Processing, Inc.	7989592	PROCESS FOR PREPARING HYBRID PROTEINS
MGPI Processing, Inc.	8309152	WHEAT PROTEIN ISOLATES AND THEIR MODIFIED FORMS AND METHODS OF MAKING

CORE/3001926.0002/117558850.3

Applications:

OWNER	APPLICATION NUMBER	DESCRIPTION
MGPI Processing, Inc.	12/785,169	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS
MGPI Processing, Inc.	11/115,441	EXPANDED PRODUCTS WITH HIGH PROTEIN CONTENT
MGPI Processing, Inc.	14/256,243	EXPANDED PRODUCTS WITH HIGH PROTEIN CONTENT
MGPI Processing, Inc.	11/294,314	PREGELATINIZED CHEMICALLY MODIFIED RESISTANT STARCH PRODUCTS AND USES THEREOF
MGPI Processing, Inc.	11/146,623	MINERAL-BOUND STARCH COMPOSITIONS AND METHODS OF MAKING THE SAME
MGPI Processing, Inc.	11/146,671	REVERSIBLY SWELLABLE GRANULAR STARCH-LIPID COMPOSITES AND METHODS OF MAKING THE SAME
MGPI Processing, Inc.	11/830507	HIGH-PROTEIN, LOW-CARBOHYDRATE BAKERY PRODUCTS
MGPI Processing, Inc.	12/580755	RESISTANT STARCH-HYDROCOLLOID BLENDS AND USES THEREOF
MGPI Processing, Inc.	11/689620	RESISTANT STARCH-HYDROCOLLOID BLENDS AND USES THEREOF
MGPI Processing, Inc.	13/673,641	WHEAT PROTEIN ISOLATES AND THEIR MODIFIED FORMS AND METHODS OF MAKING
MGP Ingredients, Inc.	13/915200	HIGH-PROTEIN, LOW-CARBOHYDRATE BAKERY PRODUCTS
MGPI Processing, Inc. and Pittsburg State University	14/516414	PRODUCTION OF POLYOLS USING DISTILLERS GRAINS AND PROTEINS AND LIGNIN EXTRACTED FROM DISTILLERS
MGPI Processing, Inc. and Pittsburg State University	13/757179	PRODUCTION OF POLYOLS USING DISTILLERS GRAINS AND PROTEINS AND LIGNIN EXTRACTED FROM DISTILLERS
MGPI Processing, Inc.	11/585369	THERMOTOLERANT STARCH-POLYESTER COMPOSITES AND METHODS OF MAKING SAME
MGPI Processing, Inc.	8802754 11/339367	STARCH-PLASTIC COMPOSITE RESINS AND PROFILES MADE BY EXTRUSION
MGPI Processing, Inc.	6716599	METHOD OF PREPARING HYDROLYZED JOJOBA PROTEIN

CORE/3001926.0002/117558850.3

OTHER PATENTS:
Registrations:

OWNER	REGISTRATION NUMBER	COUNTRY/STATE	DESCRIPTION
MGPI Processing, Inc.	1758461	GB	WHEAT PROTEIN ISOLATES AND THEIR MODIFIED FORMS AND METHODS OF MAKING
MGPI Processing, Inc.	1758461	LU	WHEAT PROTEIN ISOLATES AND THEIR MODIFIED FORMS AND METHODS OF MAKING
MGPI Processing, Inc.	1758461	MC	WHEAT PROTEIN ISOLATES AND THEIR MODIFIED FORMS AND METHODS OF MAKING
MGPI Processing, Inc.	1758461	CH	WHEAT PROTEIN ISOLATES AND THEIR MODIFIED FORMS AND METHODS OF MAKING
MGPI Processing, Inc.	1758461	IE	WHEAT PROTEIN ISOLATES AND THEIR MODIFIED FORMS AND METHODS OF MAKING
MGPI Processing, Inc.	1758461	FR	WHEAT PROTEIN ISOLATES AND THEIR MODIFIED FORMS AND METHODS OF MAKING
MGPI Processing, Inc.	1758461	DE	WHEAT PROTEIN ISOLATES AND THEIR MODIFIED FORMS AND METHODS OF MAKING
MGPI Processing, Inc.	2532285	CA	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS
MGPI Processing, Inc.	1648237	SI	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS
MGPI Processing, Inc.	1648237	DE	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS
MGPI Processing, Inc.	1648237	FR	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS
MGPI Processing, Inc.	1648237	IE	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS
MGPI Processing, Inc.	1648237	SE	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS
MGPI Processing, Inc.	1648237	CH	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS
MGPI Processing, Inc.	1648237	LU	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS

CORE/3001926.0002/117558850.3

OWNER	REGISTRATION NUMBER	COUNTRY/STATE	DESCRIPTION
MGPI Processing, Inc.	1648237	MC	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS
MGPI Processing, Inc.	1648237	NL	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS
MGPI Processing, Inc.	1648237	DK	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS
MGPI Processing, Inc.	1648237	GB	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS
MGPI Processing, Inc.	2004253169	Australia	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS
MGPI Processing, Inc.	2005267599	Australia	WHEAT PROTEIN ISOLATES AND THEIR MODIFIED FORMS AND METHODS OF MAKING
MGPI Processing, Inc.	1643841	DE	HIGH-PROTEIN, LOW-CARBOHYDRATE BAKERY PRODUCTS
MGPI Processing, Inc.	1643841	FR	HIGH-PROTEIN, LOW-CARBOHYDRATE BAKERY PRODUCTS
MGPI Processing, Inc.	1643841	GB	HIGH-PROTEIN, LOW-CARBOHYDRATE BAKERY PRODUCTS
MGPI Processing, Inc.	3866289	JP	BIODEGRADABLE, GRAIN PROTEIN-BASED ARTICLES AND FORMING
MGPI Processing, Inc.	4229236	JP	Hydrolyzed Protein and Uses Thereof
MGPI Processing, Inc.	4839213	JP	High-Protein, Low-Carbohydrate Bakery Products
MGPI Processing, Inc.	5238495	JP	MINERAL-BOUND STARCH COMPOSITIONS AND METHODS OF MAKING THE SAME
MGPI Processing, Inc.	1888650	Europe	MINERAL-BOUND STARCH COMPOSITIONS AND METHODS OF MAKING THE SAME
MGPI Processing, Inc.	602006033350.1	DE	MINERAL-BOUND STARCH COMPOSITIONS AND METHODS OF MAKING THE SAME
MGPI Processing, Inc.	1888650	GB	MINERAL-BOUND STARCH COMPOSITIONS AND METHODS OF MAKING THE SAME

CORE/3001926.0002/117558850.3

OWNER	REGISTRATION NUMBER	COUNTRY/STATE	DESCRIPTION
MGPI Processing, Inc.	2006254932	Australia	MINERAL-BOUND STARCH COMPOSITIONS AND METHODS OF MAKING THE SAME

CORE/3001926.0002/117558850.3

Applications:

OWNER	APPLICATION NUMBER	COUNTRY/STATE	DESCRIPTION
MGPI Processing, Inc.	2011124186	JP	COMPOSITION AND METHOD FOR MAKING HIGH-PROTEIN AND LOW-CARBOHYDRATE FOOD PRODUCTS
MGPI Processing, Inc.	2011164823	Japan	MINERAL-BOUND STARCH COMPOSITIONS AND METHODS OF MAKING THE SAME
MGPI Processing, Inc.	2007275271	Australia	PROCESS FOR PREPARING HYBRID PROTEINS
MGPI Processing, Inc.	2661310	Canada	PROCESS FOR PREPARING HYBRID PROTEINS
MGPI Processing, Inc.	7813110.9	Europe	PROCESS FOR PREPARING HYBRID PROTEINS
MGPI Processing, Inc.	2009-521909	Japan	PROCESS FOR PREPARING HYBRID PROTEINS
MGPI Processing, Inc.	2 611431	Canada	MINERAL-BOUND STARCH COMPOSITIONS AND METHODS OF MAKING THE SAME
MGPI Processing, Inc.	2007 556375	Japan	PREGELATINIZED CHEMICALLY MODIFIED RESISTANT STARCH PRODUCTS AND USES THEREOF
MGPI Processing, Inc.	6720893.4	Europe	PREGELATINIZED CHEMICALLY MODIFIED RESISTANT STARCH PRODUCTS AND USES THEREOF
MGPI Processing, Inc.	2598089	Canada	PREGELATINIZED CHEMICALLY MODIFIED RESISTANT STARCH PRODUCTS AND USES THEREOF
MGPI Processing, Inc.	2006214040	Australia	PREGELATINIZED CHEMICALLY MODIFIED RESISTANT STARCH PRODUCTS AND USES THEREOF
MGPI Processing, Inc.	2570902	Canada	WHEAT PROTEIN ISOLATES AND THEIR MODIFIED FORMS AND METHODS OF MAKING
MGPI Processing, Inc.	2005 267599	Australia	WHEAT PROTEIN ISOLATES AND THEIR MODIFIED FORMS AND METHODS OF MAKING
MGPI Processing, Inc.	2006 520157	Japan	HIGH-PROTEIN, REDUCED-CARBOHYDRATE BAKERY AND OTHER FOOD PRODUCTS

CORE/3001926.0002/117558850.3

SCHEDULE 5
PLEDGED COMPANIES

Name of Grantor	Name of Pledged Company	Number of Share Units	Class of Interests	Percentage of Class Owned	Percentage Of Class Pledged	Certificate Nos.
MGP Ingredients, Inc.	MGPI Processing, Inc.	1,000	Common	100%	100%	Cl
MGP Ingredients, Inc.	MGPI Processing, Inc.	10	Preferred	100%	100%	P1
MGP Ingredients, Inc.	MGPI Pipeline, Inc.	5,000	Common	100%	100%	C2
MGP Ingredients, Inc.	MGPI of Indiana, LLC	n/a	n/a	100%	100%	n/a
MGPI Processing, Inc.	Thunderbird Real Estate Holdings, LLC	n/a	n/a	100%	100%	n/a
MGPI Processing, Inc.	Illinois Corn Processing, LLC	n/a	n/a	30%	30%	n/a

CORE/3001926.0002/117558850.3

SCHEDULE 6
TRADEMARKS

Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK
MGPI Processing, Inc.	2,681,958	ARISE
MGPI Processing, Inc.	3,259,490	FIBERRITE
MGPI Processing, Inc.	3,143,069	FIBERSYM
MGPI Processing, Inc.	3,086,500	FIBERSYM and Design (highly stylized S)
MGPI Processing, Inc.	2,083,385	FOAM PRO
MGPI Processing, Inc.	3,032,619	MGP INGREDIENTS
MGPI Processing, Inc.	3,020,190	MGP INGREDIENTS, INC. and Design
MGPI Processing, Inc.	2,926,087	MIDWEST GRAIN PRODUCTS
MGPI Processing, Inc.	4472546	OPTEIN
MGPI Processing, Inc.	4556537	TRUTEX
MGPI Processing, Inc.	2,076,023	WHEATEX
MGPI Processing, Inc.	3,450,542	WHEATEX (word mark)

CORE/3001926.0002/117558850.3

Applications:

OWNER	APPLICATION NUMBER	TRADEMARK
MGPI of Indiana, LLC	85783212	DUMA'S HAMMER
MGPI of Indiana, LLC	85777793	CLOUD'S BATCH '41 CLOUD L. CRAY SNR
MGPI of Indiana, LLC	85777791	CLOUD'S BATCH '41
MGPI of Indiana, LLC	85743480	TANNERS CREEK
MGPI of Indiana, LLC	85725079	1729 LONDON GIN
MGPI of Indiana, LLC	85725074	B UR BN
MGPI Processing, Inc.	86603719	Till Vodka
MGPI Processing, Inc.	86603204	TILL WHEAT VODKA
MGPI Processing, Inc.	86603198	TILL KANSAS WHEAT VODKA
MGPI Processing, Inc.	86603185	TILL KANSAS ESTATE WHEAT VODKA
MGPI Processing, Inc.	86603179	TILL AMERICAN WHEAT VODKA
MGPI Processing, Inc.	86603172	TILL WHEAT GIN
MGPI Processing, Inc.	86749823	TILL
MGPI Processing, Inc.	86749821	TILL DISTILLING COMPANY
MGPI Processing, Inc.	86822944	TILL and Design
MGPI Processing, Inc.	86822946	Till Bottle Design
MGPI of Indiana, LLC	86603161	MERIWETHER GIN
MGPI of Indiana, LLC	86603150	MERIWETHER LEWIS GIN
MGPI of Indiana, LLC	86794384	ROSSVILLE DISTILLERY
MGPI of Indiana, LLC	86651279	LDI
MGPI of Indiana, LLC	86651282	LAWRENCEBURG DISTILLERS INDIANA

CORE/3001926.0002/117558850.3

OTHER TRADEMARKS:
Registrations:

OWNER	REGISTRATION NUMBER	COUNTRY/STATE	TRADEMARK
MGPI Processing, Inc.	2,681,958	International Class 30	ARISE
MGPI Processing, Inc.	3,259,490	International Class 30	FIBERRITE
MGPI Processing, Inc.	3,143,069	International Class 30	FIBERSYM
MGPI Processing, Inc.	3,086,500	International Class 30	FIBERSYM and Design (highly stylized S)
MGPI Processing, Inc.	2,083,385	International Class 1	FOAM PRO
MGPI Processing, Inc.	3,032,619	International Class l and 31	MGP INGREDIENTS
MGPI Processing, Inc.	3,020,190	International Class 1 and 31	MGP INGREDIENTS, INC. and Design
MGPI Processing, Inc.	2,926,087	International Class 42	MIDWEST GRAIN PRODUCTS
MGPI Processing, Inc.	2,076,023	International Class 30	WHEATEX
MGPI Processing, Inc.	3,450,542	International Class 29	WHEATEX

Applications: None

CORE/3001926.0002/117558850.3

SCHEDULE 7
NAME; CHIEF EXECUTIVE OFFICE; TAX IDENTIFICATION NUMBERS AND ORGANIZATIONAL NUMBERS

Legal Name	Chief Executive Office	Organizational Number	Federal Taxpayer Identification Number
MGP Ingredients, Inc.	100 Commercial Street Atchison, Kansas	KS - 4554606	45-4082531
MGPI Processing, Inc.	100 Commercial Street Atchison, Kansas	KS - 083220	48-0531200
MGPI Pipeline, Inc.	100 Commercial Street Atchison, Kansas	KS - 1569474	48-1076698
MGPI of Indiana, LLC	100 Commercial Street Atchison, Kansas	DE - 4527045	26-2330535
Thunderbird Real Estate Holdings, LLC	100 Commercial Street Atchison, Kansas	DE - 5517956	46-5428467

CORE/3001926.0002/117558850.3

SCHEDULE 8
OWNED REAL PROPERTY

1100 Main, Atchison, Kansas
1200 Main, Atchison, Kansas
1300 Main, Atchison, Kansas
101 Commercial Street, Atchison, Kansas
16 Kansas Avenue, Kansas City, Kansas
7 Ridge Avenue, Lawrenceburg, Indiana

CORE/3001926.0002/117558850.3

SCHEDULE 9
DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

MGP Ingredients, Inc.
Wells Fargo Bank, N.A.
Account No. **********
MGP Ingredients, Inc.
Wells Faro Bank, N.A.
Operating Account No. **********

CORE/3001926.0002/117558850.3

SCHEDULE 11
LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdictions
MGP Ingredients, Inc.	Kansas Secretary of State
MGPI Processing, Inc.	Kansas Secretary of State
MGPI Pipeline, Inc.	Kansas Secretary of State
MGPI of Indiana, LLC	Delaware Secretary of State
MGPI Processing, Inc.	Atchison County, Kansas Register of Deeds
MGPI Processing, Inc.	Potawatomie County, Kansas Register of Deeds
MGPI of Indiana, LLC	Dearborn County, Indiana Recorder
Thunderbird Real Estate Holdings, LLC	Delaware Secretary of State

CORE/3001926.0002/117558850.3

SCHEDULE 12
MOTOR VEHICLES

MGPI Processing, Inc. Motor Vehicles

DESCRIPTION	VIN #
1969 Chevrolet	CS539P869050
2003 Chevrolet S10 Pickup	1GCCS14H138141050
2003 Chevrolet LD 3500	1GBJC34U13E228143
2001 Dodge 3500	3B6MF36WX1M275360
1999 Chevrolet 2500	1GBGC24R0XF065694
2006 Chevrolet Uplander	1GNDV23L06D190251
2009 Dodge Ram 1500	1D3HB16PX9J516677
1991 Trailer	1PT01ARH5M9001559
1991 Trailer	1PT01ARH1M9001560
1991 Trailer	1PT01ARH3M9001561

MGPI of Indiana, LLC Motor Vehicles:

DESCRIPTION	VIN #
2005 DODGE PICKUP TRUCK	3D7KS28C85G797314
1996 GRAND MARQUIS	2MELM74W4TX658773
2008 FORD EXPLORER	1FMEU74E18UA93796
1991 CHEVY STAKE TRUCK	1GBKC34N5NJ101371
2003 CAPACITY	4LMDF71333LD013960
OTR TRAILERS
1988 FRUEHAUF	1H2V0452XJBO29509
1989 GREAT DANE	1GRAA9027LBO31901
1989 GREAT DANE	1GRAA9020LB031903
1989 GREAT DANE	1GRAA902XLB031908
1990 GREAT DANE	1GRAA9028LB031907
1989 GREAT DANE	1GRAA90242LB031905
1990 STOUGHTON GVW-485T-S-Z	1DW1A4826LS693108
FLATBED TRAILERS
1987 TRANSCRAFT 45 FT.	1TTF45208H1029068
1985 TRANSCRAFT	1TTF45208F1026314
SPECIAL EQUIPMENT	VIN #
1996 SWEEPER 3366XP	585399
1988 FORD DIESEL FARM TRACTOR
MAINT. 2-WHEEL TRAILER	IN2WHEEL0115653
FORKLIFT MAINT. C500-YS60	4355-94-5090-082

CORE/3001926.0002/117558850.3